Neuberger Berman Equity Funds®

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information dated December 16, 2011

Neuberger Berman Partners Fund
    Investor Class   Trust Class   Advisor Class   Class R3   Class A, Class C and Institutional Class

As of April 2, 2012, the name of Neuberger Berman Partners Fund will be changed to Neuberger Berman Large Cap Value Fund.

On that date, the following will replace the “Principal Investment Strategies” section of each Summary Prospectus and Prospectus:

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies, which it defines as those with a market capitalization within the market capitalization range of the Russell 1000 Value Index at the time of purchase.

The Portfolio Manager looks for what he believes to be well-managed companies whose stock prices are undervalued. The Portfolio Manager seeks to identify companies with catalysts that he believes have the potential to improve the companies' earnings from depressed levels. Such catalysts may include:  management changes, restructurings, new products, new services, or new markets.  The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund seeks to reduce risk by diversifying among many companies and industries.  However, at times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities of large-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

In addition, on that date, the following will be added to the “Principal Investment Risks” section of each Summary Prospectus and Prospectus:

Catalyst Risk. Investing in companies with potential catalysts carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses.

This supplement should be retained with your Summary Prospectus, Prospectus and Statement of
Additional Information for future reference.

The date of this supplement is February 24, 2012.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 212-476-8800 Broker/Dealer and Institutional Services: 800-366-6264 Website: www.nb.com